
                                                                   EXHIBIT 10.71

COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

                            EFFECTIVE JANUARY 1, 2004

                               COPYRIGHT (C) 2003
                            BY CLARK CONSULTING, INC.
                           EXECUTIVE BENEFITS PRACTICE
                               ALL RIGHTS RESERVED

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

                                TABLE OF CONTENTS

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                                                                             PAGE
                                                                             ----
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ARTICLE 1    DEFINITIONS..................................................     1

ARTICLE 2    SELECTION, ENROLLMENT, ELIGIBILITY...........................     7

     2.1     SELECTION BY COMMITTEE......................................      7
     2.2     ENROLLMENT REQUIREMENTS.....................................      7
     2.3     ELIGIBILITY; COMMENCEMENT OF PARTICIPATION..................      7
     2.4     TERMINATION OF PARTICIPATION AND/OR DEFERRALS...............      7
     2.5     RE-COMMENCEMENT OF PARTICIPATION............................      7

ARTICLE 3    DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/COMPANY
             DISCRETIONARY MATCH/VESTING/CREDITING/TAXES.................      8

     3.1     MAXIMUM DEFERRAL............................................      8
     3.2     ELECTION TO DEFER; EFFECT OF ELECTION FORM..................      8
     3.3     WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS........      9
     3.4     COMPANY CONTRIBUTION AMOUNT.................................      9
     3.5     COMPANY DISCRETIONARY MATCH.................................      9
     3.6     VESTING.....................................................      9
     3.7     CREDITING/DEBITING OF ACCOUNT BALANCES......................     11
     3.8     FICA AND OTHER TAXES........................................     13

ARTICLE 4    DEDUCTION LIMITATION........................................     13

     4.1     DEDUCTION LIMITATION ON BENEFIT PAYMENTS....................     13

ARTICLE 5    IN-SERVICE DISTRIBUTION; UNFORESEEABLE FINANCIAL
             EMERGENCIES; WITHDRAWAL ELECTION............................     14

     5.1     IN-SERVICE DISTRIBUTION.....................................     14
     5.2     OTHER BENEFITS TAKE PRECEDENCE OVER IN-SERVICE DISTRIBUTIONS     14
     5.3     WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE
             FINANCIAL EMERGENCIES.......................................     14
     5.4     WITHDRAWAL ELECTION.........................................     15

ARTICLE 6    CHANGE IN CONTROL BENEFIT....................................    16

     6.1     CHANGE IN CONTROL BENEFIT....................................    16
     6.2     PAYMENT OF CHANGE IN CONTROL BENEFIT.........................    16

ARTICLE 7    RETIREMENT BENEFIT............................................   16

     7.1     RETIREMENT BENEFIT............................................   16
     7.2     PAYMENT OF RETIREMENT BENEFIT.................................   16

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

ARTICLE 8    TERMINATION BENEFIT.........................................     17

     8.1     TERMINATION BENEFIT.........................................     17
     8.2     PAYMENT OF TERMINATION BENEFIT..............................     17

ARTICLE 9    DISABILITY WAIVER AND BENEFIT...............................     17

     9.1     DISABILITY WAIVER...........................................     17
     9.2     CONTINUED ELIGIBILITY; DISABILITY BENEFIT...................     17

ARTICLE 10   SURVIVOR BENEFIT............................................     18

     10.1    SURVIVOR BENEFIT............................................     18
     10.2    PAYMENT OF SURVIVOR BENEFIT.................................     18

ARTICLE 11   BENEFICIARY DESIGNATION.....................................     18

     11.1    BENEFICIARY.................................................     18
     11.2    BENEFICIARY DESIGNATION; CHANGE OF BENEFICIARY DESIGNATION..     19
     11.3    ACKNOWLEDGEMENT.............................................     19
     11.4    NO BENEFICIARY DESIGNATION..................................     19
     11.5    DOUBT AS TO BENEFICIARY.....................................     19
     11.6    DISCHARGE OF OBLIGATIONS....................................     19

ARTICLE 12   LEAVE OF ABSENCE............................................     19

     12.1    PAID LEAVE OF ABSENCE.......................................     19
     12.2    UNPAID LEAVE OF ABSENCE.....................................     19

ARTICLE 13   TERMINATION, AMENDMENT OR MODIFICATION......................     20

     13.1    TERMINATION.................................................     20
     13.2    AMENDMENT...................................................     20
     13.3    PLAN AGREEMENT..............................................     21
     13.4    EFFECT OF PAYMENT...........................................     21

ARTICLE 14   ADMINISTRATION..............................................     21

     14.1    COMMITTEE DUTIES............................................     21
     14.2    ADMINISTRATION UPON CHANGE IN CONTROL.......................     21
     14.3    AGENTS......................................................     22
     14.4    BINDING EFFECT OF DECISIONS.................................     22
     14.5    INDEMNITY OF COMMITTEE......................................     22
     14.6    COMPANY INFORMATION.........................................     22

ARTICLE 15   OTHER BENEFITS AND AGREEMENTS...............................     22

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

     15.1    COORDINATION WITH OTHER BENEFITS............................   22

ARTICLE 16   CLAIMS PROCEDURES...........................................   23

     16.1    PRESENTATION OF CLAIM.......................................   23
     16.2    NOTIFICATION OF DECISION....................................   23
     16.3    REVIEW OF A DENIED CLAIM....................................   23
     16.4    DECISION ON REVIEW..........................................   24
     16.5    LEGAL ACTION................................................   24

ARTICLE 17   TRUST.......................................................   24

     17.1    ESTABLISHMENT OF THE TRUST..................................   24
     17.2    INTERRELATIONSHIP OF THE PLAN AND THE TRUST.................   24
     17.3    DISTRIBUTIONS FROM THE TRUST................................   25

ARTICLE 18   MISCELLANEOUS...............................................   25

     18.1    STATUS OF PLAN..............................................   25
     18.2    UNSECURED GENERAL CREDITOR..................................   25
     18.3    COMPANY'S LIABILITY.........................................   25
     18.4    NONASSIGNABILITY............................................   25
     18.5    NOT A CONTRACT OF EMPLOYMENT................................   25
     18.6    FURNISHING INFORMATION......................................   26
     18.7    TERMS.......................................................   26
     18.8    CAPTIONS....................................................   26
     18.9    GOVERNING LAW...............................................   26
     18.10   NOTICE......................................................   27
     18.11   SUCCESSORS..................................................   27
     18.12   SPOUSE'S INTEREST...........................................   27
     18.13   VALIDITY....................................................   27
     18.14   INCOMPETENT.................................................   27
     18.15   COURT ORDER.................................................   27
     18.16   DISTRIBUTION IN THE EVENT OF TAXATION.......................   28
     18.17   INSURANCE...................................................   28
     18.18   LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL........   28

COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

                        COUNTRYWIDE FINANCIAL CORPORATION
                  SELECTED EMPLOYEE DEFERRED COMPENSATION PLAN
                            Effective January 1, 2004

                                     PURPOSE

         The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of Countrywide Financial Corporation, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

         For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Company equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, and
         (iii) the Company Discretionary Match Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Deferral Amount" shall mean that portion of a Participant's Base Salary and Compensation that a Participant defers in accordance with Article 3 for any one Plan Year. In the event of a Participant's Retirement, Covered Termination, Disability (if deferrals cease in accordance with Section 9.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.3 "Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Company and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by the Company; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

1.4 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 11, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.5 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.6      "Board" shall mean the board of directors of the Company.

1.7 "Change in Control" shall mean the occurrence of any of the following events:

         (a) An acquisition (other than directly from Company) of any common stock or other "Voting Securities" (as hereinafter defined) of Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the then outstanding shares of Company's common stock or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a "Change in Control" has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. For purposes of this Plan, (1) "Voting Securities" shall mean Company's outstanding voting securities entitled to vote generally in the election of directors and
                  (2) a "Non-Control Acquisition" shall mean an acquisition by
                  (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) Company or (B) any corporation or other person of which a majority of its voting power or its voting equity securities or equity interests are owned directly, or indirectly, by Company (for purposes of this definition a "Subsidiary"), (ii) Company or any of its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

         (b) The individuals who, as of May 6, 1996, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by Company's common stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                                      -2-

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

         (c)      The consummation of:

                  (i) A merger, consolidation or reorganization, involving Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of Company where:

                           (a) the stockholders of Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                           (b) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation, in the event that, immediately following the consummation of such transaction, a corporation beneficially owns, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation, the Board of Directors of such Corporation; and

                           (c) no Person other than (i) Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty-five (25%) or more of the then outstanding Voting Securities or common stock of Company, has Beneficial Ownership of twenty-five (25%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities or its common stock;

                  (ii)     A complete liquidation or dissolution of Company; or

                  (iii) The sale or other disposition of all or substantially all of the assets of Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of common stock or Voting Securities by Company, which by reducing the number of shares of common stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided, however, that if a Change in Control

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

         would occur (but for the operation of this sentence) as a result of the acquisition of common stock or Voting Securities by Company, and after such share acquisition by Company, the Subject Person becomes the Beneficial Owner of any additional common stock or Voting Securities which increases the percentage of the then outstanding common stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         Notwithstanding anything to the contrary contained herein, if the employment of a Participant is terminated (i) at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control, or (ii) otherwise in connection with, or in anticipation of, a Change in Control which actually occurs, then for purposes of this Plan the date of a Change in Control with respect to that Participant shall be deemed to be the date immediately prior to the date of the Participant's termination.

1.8      "Change in Control Benefit" shall have the meaning set forth in Article
         6.

1.9      "Claimant" shall have the meaning set forth in Section 16.1.

1.10 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.11     "Committee" shall mean the committee described in Article 14.

1.12 "Company" shall mean Countrywide Financial Corporation, a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.13 "Company Contribution Account" shall mean (i) the sum of the Participant's Company Contribution Amounts, plus (ii) amounts credited or debited to the Participant's Company Contribution Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.14 "Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.4.

1.15 "Company Discretionary Match Account" shall mean (i) the sum of all of a Participant's Company Discretionary Match Amounts, plus (ii) amounts credited or debited to the Participant's Company Discretionary Match Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Discretionary Match Account.

1.16 "Company Discretionary Match Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.5.

1.17 "Compensation" shall mean the amount of "Bonus" and/or "Commissions" relating to a Plan Year. For purposes of this Plan, Bonus and Commissions shall be defined as follows:

         (a) "Bonus" shall mean any earnings, in addition to Base Salary and Commissions, attributable to a Plan Year as further specified on an Election Form, approved by the Committee in its sole discretion, under any annual bonus and cash incentive plans, excluding stock options.

                                      -4-

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

         (b) "Commissions" shall mean the cash commissions attributable to a Plan Year as further specified on an Election Form, approved by the Committee in its sole discretion, excluding Bonus or other additional incentives or awards payable to the Participant.

1.18 "Covered Termination" shall mean the termination of a Participant's employment with the Company which causes such Participant to be eligible for a benefit under the Company's Change in Control Severance Plan.

1.19 "Deduction Limitation" shall mean the limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan, as set forth in Article 4.

1.20 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited or debited to the Participant's Deferral Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.21 "Disability" or "Disabled" shall mean a determination that a Participant is disabled made by either (i) the carrier of any individual or group disability insurance policy, sponsored by the Company, or (ii) the Social Security Administration. Upon request by the Company, the Participant must submit proof of the carrier's or Social Security Administration's determination.

1.22     "Disability Benefit" shall mean the benefit set forth in Article 9.

1.23 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.24 "Employee" shall mean a person who is an employee of the Company, as determined by the Committee.

1.25 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.26     "In-Service Distribution" shall mean the distribution set forth in
         Section 5.1.

1.27 "Monthly Installment Method" shall be a monthly installment payment over the number of months selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first monthly installment, the vested portion of the Account Balance of the Participant shall be calculated as of the close of business on or around the date on which the Participant Retires, is deemed to have Retired in accordance with Section 9.2(c) or experiences a Covered Termination, as determined by the Committee in its sole discretion, and
         (ii) for remaining monthly installments, the vested portion of the Account Balance of the Participant shall be calculated on or around the last business day of the preceding month. Each monthly installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of monthly payments due the Participant. By way of example, if the Participant elects to receive his or her Account Balance pursuant to a Monthly Installment Method of 120 months, the first payment shall be 1/120 of the vested Account Balance, calculated as described in this definition. The following month, the payment shall be 1/119 of the vested Account Balance, calculated as described in this definition.

                                      -5-
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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

1.28 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
         (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.29 "Plan" shall mean the Countrywide Financial Corporation Selected Employee Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.30 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between the Company and a Participant. Each Plan Agreement executed by a Participant and the Company shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Company shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Company and the Participant.

1.31 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.32 "Retirement", "Retire(s)" or "Retired" shall mean termination of employment from the Company for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with eleven (11) Years of Service.

1.33     "Retirement Benefit" shall mean the benefit set forth in Article 7.

1.34     "Survivor Benefit" shall mean the benefit set forth in Article 10.

1.35     "Termination Benefit" shall mean the benefit set forth in Article 8.

1.36 "Termination of Employment" shall mean the severing of employment with the Company, voluntarily or involuntarily, for any reason other than a Covered Termination, Retirement, Disability, death or an authorized leave of absence.

1.37 "Trust" shall mean one or more trusts established by the Company in accordance with Article 17.

1.38 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

1.39 "Years of Service" shall mean the total number of full years in which a Participant has been employed by the Company. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee in its discretion may adjust the hire date of a Participant solely for purposes of this Plan to reflect prior Years of Service in the event a Participant is re-hired by the Company. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within thirty (30) days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with
         Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then vested Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

2.5 RE-COMMENCEMENT OF PARTICIPATION. If a Participant leaves the employment of the Company and is subsequently re-hired as an Employee, the Committee shall have the right, in its sole discretion, to (i) cease benefit payments under the Plan, if any, and/or (ii) allow the Participant to

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Master Plan Document

         re-commence participation in the Plan as soon as administratively practicable following the date on which the Participant completes all enrollment requirements.

                                    ARTICLE 3
 DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/COMPANY DISCRETIONARY MATCH/
                             VESTING/CREDITING/TAXES

3.1      MAXIMUM DEFERRAL.

         (a) ANNUAL DEFERRAL AMOUNT. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary and Compensation up to the following maximum percentages for each deferral elected:

   DEFERRAL       MAXIMUM AMOUNT
--------------------------------
Base Salary            75%
Compensation:
    Commissions        75%
    Bonus              75%

         (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount (i) with respect to Base Salary shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, and (ii) with respect to Compensation shall be limited to those amounts deemed eligible for deferral, in the sole discretion of the Committee.

3.2      ELECTION TO DEFER; EFFECT OF ELECTION FORM.

         (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

         (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering a new Election Form to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

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Master Plan Document

3.3 WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary. The Compensation portion of the Annual Deferral Amount shall be withheld at the time the Compensation is paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to a Participant's Deferral Account at the time such amounts would otherwise have been paid to the Participant.

3.4 COMPANY CONTRIBUTION AMOUNT. For each Plan Year, the Company, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. The Company Contribution Amount described in this Section, if any, shall be credited on a date or dates to be determined by the Committee, in its sole discretion.

3.5 COMPANY DISCRETIONARY MATCH. A Participant's Company Discretionary Match for any Plan Year shall be equal to a percentage of his or her Annual Deferral Amount for such Plan Year, up to an amount that does not exceed 10% of such Participant's Annual Deferral Amount, which percentage shall be calculated by multiplying (i) one-percent (1%), by
         (ii) the Participant's Years of Service, as determined by the Committee in its sole discretion. The Committee may adjust this formula at any time. The amount so credited to a Participant under this Plan shall be for that Participant the Company Discretionary Match Amount for that Plan Year and shall be credited to the Participant's Company Discretionary Match Account on a date or dates to be determined by the Committee, in its sole discretion.

3.6      VESTING.

         (a) A Participant shall at all times be 100% vested in his or her Deferral Account.

         (b) A Participant shall vest in the Company Contribution Amount described in Section 3.4 plus amounts credited or debited on such amounts (pursuant to Section 3.7), in accordance with the vesting schedule(s) set forth in his or her Plan Agreement, employment agreement or any other agreement entered into between the Participant and the Company. If not addressed in such agreements, a Participant shall vest in each Company Contribution Amount described in Section 3.4, plus amounts credited or debited on such amounts (pursuant to Section 3.7), based on the number of years that have elapsed after the date on which the Company Contribution Amount is contributed to the Participant's Company Contribution Account, in accordance with the schedule set forth below; provided, however, the Participant must remain in the continuous service as an Employee through each applicable anniversary in order to receive vesting credit for such Plan Year. A new vesting schedule shall apply to each Company Contribution Amount that is credited to the Participant's Company Contribution Account.

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Master Plan Document

TIME ELAPSED AFTER THE DATE ON WHICH THE COMPANY
   CONTRIBUTION AMOUNT IS CONTRIBUTED TO THE
   PARTICIPANT'S COMPANY CONTRIBUTION ACCOUNT                     VESTED PERCENTAGE
------------------------------------------------                  -----------------
               Less than 2 years                                           0%

        2 years or more, but less than 3                                  34%

        3 years or more, but less than 4                                  67%

                4 years or more                                          100%

         (c) A Participant shall vest in each Company Discretionary Match Amount described in Section 3.5 credited to his or her Company Discretionary Match Account, plus amounts credited or debited on such amounts (pursuant to Section 3.7), based on the number of years that have elapsed after the date on which the Company Discretionary Match Amount is contributed to the Participant's Company Discretionary Match Account, in accordance with the schedule set forth below; provided, however, the Participant must remain in the continuous service as an Employee through each applicable anniversary in order to receive vesting credit for such Plan Year. A new vesting schedule shall apply to each Company Discretionary Match Amount credited to his or her Company Discretionary Match Account.

 TIME ELAPSED AFTER THE DATE ON WHICH THE COMPANY
 DISCRETIONARY MATCH AMOUNT IS CONTRIBUTED TO THE
PARTICIPANT'S COMPANY DISCRETIONARY MATCH ACCOUNT                 VESTED PERCENTAGE
------------------------------------------------                  -----------------
                Less than 2 years                                          0%

         2 years or more, but less than 3                                 34%

         3 years or more, but less than 4                                 67%

                 4 years or more,                                        100%

         (d)      Notwithstanding anything to the contrary contained in this
                  Section 3.6, in the event of a Participant's Covered Termination, or upon a Participant's Retirement, death while employed by the Company, or Disability, a Participant's Company Contribution Account and Company Discretionary Match Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

         (e) Notwithstanding subsection 3.6(d) above, the vesting schedule for a Participant's Company Contribution Account and Company Discretionary Match Account shall not be accelerated upon a Covered Termination to the extent that the Committee determines that

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Master Plan Document

                  such acceleration would cause the deduction limitations of section 280G of the Code to become effective. In the event that all of a Participant's Company Contribution Account and/or Company Discretionary Match Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of section 280G. In such case, the Committee must provide to the Participant within ninety (90) days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

         (f) Section 3.6(e) shall not prevent the acceleration of the vesting schedule applicable to a Participant's Company Contribution Account and/or Company Discretionary Match Account if such Participant is entitled to a "gross-up" payment, to eliminate the effect of the Code section 4999 excise tax, pursuant to his or her employment agreement or other agreement entered into between such Participant and the Company.

3.7 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a)      MEASUREMENT FUNDS. Subject to the restrictions found in
                  Section 3.7(c) below, the Participant may elect one or more of the measurement funds selected by the Countrywide Financial Corporation Investment Committee of Employee Benefit Plans, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Countrywide Financial Corporation Investment Committee of Employee Benefit Plans may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Countrywide Financial Corporation Investment Committee of Employee Benefit Plans gives Participants advance written notice of such change.

         (b) ELECTION OF MEASUREMENT FUNDS. Subject to the restrictions found in Section 3.7(c) below, a Participant, in connection with his or her initial deferral election in accordance with
                  Section 3.2(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.7(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Section 3.7(c) below, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account

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Master Plan Document

                  Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

         (c) FIXED RATE FUND OR OTHER SPECIAL MEASUREMENT FUND. If the Countrywide Financial Corporation Investment Committee of Employee Benefit Plans, in its sole discretion, adds a Fixed Rate Fund Measurement Fund or other special Measurement Fund to this Plan, the provisions this Section 3.7(c) shall apply. Prior to each Plan Year, the Committee shall, in its sole discretion, determine whether it (i) will allow allocations to and/or from the Fixed Rate Fund Measurement Fund or other special Measurement Fund, (ii) will require allocations to and/or from the Fixed Rate Fund Measurement Fund or other special Measurement Fund only upon advance written notification of a Participant's intended allocation, and (iii) will impose limits on the portion of a Participant's Account Balance that may be invested in the Fixed Rate Fund Measurement Fund or other special Measurement Fund, at any given time. In the event that the Committee imposes a limit on the portion of a Participant's Account Balance that may be invested in the Fixed Rate Fund Measurement Fund or other special Measurement Fund, the Committee may request that a Participant re-allocate his or her Account Balance among the other Measurement Funds; provided, however, if a Participant fails or refuses to re-allocate his or her Account Balance in accordance with the Committee's request, the Committee may re-allocate that portion of the Participant's Account Balance which is in excess of the limits imposed on the Fixed Rate Fund Measurement Fund or other special Measurement Fund, on a pro-rata basis, among the Measurement Funds to which the Participant's Account Balance is allocated.

         (d)      PROPORTIONATE ALLOCATION. In making any election described in
                  Section 3.7(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

         (e) CREDITING OR DEBITING METHOD. The performance of each Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion on a daily basis based on the manner in which such Participant's Account Balance has been hypothetically allocated among the Measurement Funds by the Participant.

         (f) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner ----- --- as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or

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Master Plan Document

                  all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.8      FICA AND OTHER TAXES.

         (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Company shall withhold from that portion of the Participant's Base Salary and Compensation that is not being deferred, in a manner determined by the Company, the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.8.

         (b) COMPANY DISCRETIONARY MATCH ACCOUNT AND COMPANY CONTRIBUTION ACCOUNT. When a Participant becomes vested in a portion of his or her Company Discretionary Match Account or Company Contribution Account, the Company shall withhold from the Participant's Base Salary and Compensation that is not deferred, in a manner determined by the Company, the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Company Discretionary Match Account or Company Contribution Account, as applicable, in order to comply with this Section 3.8.

         (c) DISTRIBUTIONS. The Company, or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Company, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Company and the trustee of the Trust.

                                    ARTICLE 4
                              DEDUCTION LIMITATION

4.1 DEDUCTION LIMITATION ON BENEFIT PAYMENTS. If the Company determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Company would not be deductible by the Company solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Company to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Company may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.7 above, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Company in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Company during which the distribution is made will not be limited by Section 162(m), or if


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Master Plan Document

         earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

                                    ARTICLE 5
          IN-SERVICE DISTRIBUTION; UNFORESEEABLE FINANCIAL EMERGENCIES;
                               WITHDRAWAL ELECTION

5.1 IN-SERVICE DISTRIBUTION. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive an In-Service Distribution from the Plan with respect to all or a portion of the Annual Deferral Amount. The In-Service Distribution shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount that the Participant elected to have distributed as an In-Service Distribution, plus amounts credited or debited in the manner provided in Section 3.7 above on that amount, calculated as of the close of business on or around the date on which the In-Service Distribution becomes payable, as determined by the Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each In-Service Distribution elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least three Plan Years after the end of the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if an In-Service Distribution is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing January 1, 2004, the In-Service Distribution would become payable during a sixty (60) day period commencing January 1, 2008.

5.2 OTHER BENEFITS TAKE PRECEDENCE OVER IN-SERVICE DISTRIBUTIONS. Should an event occur that triggers a benefit under Article 6, 7, 8, 9 or 10, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to an In-Service Distribution election under Section 5.1 shall not be paid in accordance with Section 5.1 but shall be paid in accordance with the other applicable Article.

5.3      WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.

         (a) If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to suspend deferrals of Base Salary and Compensation required to be made by such Participant, to the extent deemed necessary by the Committee to satisfy the Unforeseeable Financial Emergency. If suspension of deferrals is not sufficient to satisfy the Participant's Unforeseeable Financial Emergency, the Participant may further petition the Committee to receive a partial or full payout from the Plan. The Participant shall only receive a payout from the Plan to the extent such payout is deemed necessary by the Committee to satisfy the Participant's Unforeseeable Financial Emergency.

         (b) The payout shall not exceed the lesser of (i) the portion of the Participant's vested Account Balance which is attributable to his or her Deferral Account, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Committee in its sole discretion, or (ii) the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. Notwithstanding the foregoing, a

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Master Plan Document

                  Participant may not receive a payout from the Plan to the extent that the Unforeseeable Financial Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by suspension of deferrals under this Plan.

         (c) If the Committee, in its sole discretion, approves a Participant's petition for suspension, the Participant's deferrals under this Plan shall be suspended as of the date of such approval. If the Committee, in its sole discretion, approves a Participant's petition for suspension and payout, the Participant's deferrals under this Plan shall be suspended as of the date of such approval and the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval.

5.4      WITHDRAWAL ELECTION.

         (a) At any time prior to Retirement, death, Disability, Covered Termination, or Termination of Employment, a Participant may elect to withdraw all or a portion of his or her Deferral Account. For purposes of this Section 5.4(a), the value of a Participant's Deferral Account shall be calculated as of the close of business on the date on which receipt of the Participant's election is acknowledged by the Committee, as determined by the Committee in its sole discretion, less a withdrawal penalty equal to ten percent (10%) of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount").

         (b) At any time after Retirement, Disability or a Covered Termination, a Participant may elect, at any time, to withdraw all or a portion of his or her entire vested Account Balance. For purposes of this Section 5.4(b), the value of a Participant's vested Account Balance shall be calculated as of the close of business on the date on which receipt of the Participant's election is acknowledged by the Committee, as determined by the Committee in its sole discretion, less a withdrawal penalty equal to ten percent (10%) of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount").

         The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant shall be paid the Withdrawal Amount in a lump sum within sixty (60) days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall be suspended for the remainder of the Plan Year in which the withdrawal is elected and for one (1) full Plan Year thereafter (the "Suspension Period"). During the Suspension Period, the Participant will continue to be eligible for the benefits provided in Articles 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles. However, the Participant's Annual Deferral Amount shall not be withheld during the Suspension Period, and the Participant shall not be allowed to make any deferral elections during the Suspension Period.

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                                    ARTICLE 6
                            CHANGE IN CONTROL BENEFIT

6.1 CHANGE IN CONTROL BENEFIT. A Participant will receive a Change in Control Benefit if he or she experiences a Covered Termination prior to becoming eligible for the benefits provided in Articles 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles. The Change in Control Benefit shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the Participant experiences the Covered Termination, as determined by the Committee in its sole discretion.

6.2 PAYMENT OF CHANGE IN CONTROL BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall irrevocably elect on an Election Form to receive the Change in Control Benefit in a lump sum or pursuant to a Monthly Installment Method over thirty-six
         (36) months. If a Participant does not make any election with respect to the payment of the Change in Control Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Participant experiences a Covered Termination, as determined by the Committee in its sole discretion. Remaining installments, if any, shall be paid no later than fifteen
         (15) days after the last business day of the preceding month.

                                    ARTICLE 7
                               RETIREMENT BENEFIT

7.1 RETIREMENT BENEFIT. A Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance, calculated as of the close of business on or around the date on which the Participant Retires, as determined by the Committee in its sole discretion.

7.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to a Monthly Installment Method of 60, 120 or 180 months. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee or its designee, provided that any such Election Form is submitted to and accepted by the Committee or its designee in its sole discretion at least thirteen (13) months prior to the Participant's Retirement. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty
         (60) days after the date on which the Participant Retires. Remaining installments, if any, shall be paid no later than fifteen (15) days after the last business day of the preceding month.

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                                    ARTICLE 8
                               TERMINATION BENEFIT

8.1 TERMINATION BENEFIT. A Participant who experiences a Termination of Employment shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the Participant experiences a Termination of Employment, as determined by the Committee in its sole discretion.

8.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the date on which the Participant experiences the Termination of Employment.

                                    ARTICLE 9
                          DISABILITY WAIVER AND BENEFIT

9.1      DISABILITY WAIVER.

         (a) WAIVER OF DEFERRAL. A Participant who is determined to be Disabled shall continue to be eligible for the benefits provided in Articles 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles. However, such Disabled Participant shall be excused from fulfilling his or her Annual Deferral Amount commitment that would otherwise have been withheld during the remainder of the Plan Year in which the Participant first suffers the Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections.

         (b) DEFERRAL FOLLOWING DISABILITY. If a Participant returns to employment with the Company after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with
                  Section 3.2 above.

9.2      CONTINUED ELIGIBILITY; DISABILITY BENEFIT.

         (a) CONTINUED ELIGIBILITY. A Participant who is Disabled shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided for in Articles 5, 6, 7, 8 or 10 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, deem the Participant's employment to have terminated at any time after such Participant is determined to be Disabled.

         (b) DEEMED TERMINATION OF EMPLOYMENT. If, in the Committee's discretion, the Disabled Participant's employment has terminated, and such Participant is not otherwise eligible to Retire, the Participant shall be deemed to have experienced a Termination of Employment for purposes of this Plan and will receive a Disability Benefit. The Disability Benefit shall be equal to his or her vested Account Balance, calculated as of the close of business

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                  on or around the date on which the Disabled Participant is deemed to have experienced a Termination of Employment, as determined by the Committee in its sole discretion. The Participant shall receive his or her Disability Benefit in a lump sum payment no later than sixty (60) days after the date on which the Committee deems the Disabled Participant to have experienced a Termination of Employment.

         (c) DEEMED RETIREMENT. If, in the Committee's discretion, the Disabled Participant's employment has terminated, and such Participant is otherwise eligible to Retire, the Participant shall be deemed to have Retired for purposes of this Plan and will receive a Disability Benefit. The Disability Benefit shall be equal to his or her vested Account Balance, calculated as of the close of business on or around the date on which the Participant is deemed to have Retired, as determined by the Committee in its sole discretion. The Participant shall receive his or her Disability Benefit in the same form in which such Participant elected to receive his or her Retirement Benefit. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Disabled Participant is deemed to have Retired. Remaining installments, if any, shall be paid no later than fifteen (15) days after the last business day of the preceding month.

                                   ARTICLE 10
                                SURVIVOR BENEFIT

10.1 SURVIVOR BENEFIT. If a Participant dies prior to the complete distribution of his or her vested Account Balance, the Participant's Beneficiary(ies) shall receive a Survivor Benefit which will be equal to the Participant's vested Account Balance, calculated as of the close of business on the first business day following the date of the Participant's death, as selected by the Committee in its sole discretion.

10.2 PAYMENT OF SURVIVOR BENEFIT. The Survivor Benefit shall be paid to the Participant's Beneficiary(ies) in a lump sum payment no later than sixty (60) days after the date on which the Committee is provided a death certificate.

                                   ARTICLE 11
                             BENEFICIARY DESIGNATION

11.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of the Company in which the Participant participates.

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11.2     BENEFICIARY DESIGNATION; CHANGE OF BENEFICIARY DESIGNATION. A
         Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

11.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

11.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 11.1, 11.2 and 11.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

11.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Company to withhold such payments until this matter is resolved to the Committee's satisfaction.

11.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Company and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 12
                                LEAVE OF ABSENCE

12.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Company to take a paid leave of absence from the employment of the Company, (i) the Participant shall continue to be considered eligible for the benefits provided in Articles 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles, and (ii) the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.2.

12.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Company to take an unpaid leave of absence from the employment of the Company for any reason, such Participant shall continue to be eligible for the benefits provided in Articles 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles. However, the Participant shall be excused from fulfilling his or her Annual Deferral Amount commitment that would otherwise have been withheld during the remainder of the Plan Year in which the unpaid leave of absence is taken. During the unpaid leave of absence, the Participant shall not be allowed to make any additional deferral elections. However, if the Participant returns to employment, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise

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         allowed and an Election Form is delivered to and accepted by the
         Committee or its designee for each such election in accordance with
         Section 3.2 above.

                                   ARTICLE 13
                     TERMINATION, AMENDMENT OR MODIFICATION

13.1 TERMINATION. Although the Company anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Company reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to the Company, the Plan Agreements of the affected Participants who are employed by the Company, shall terminate and their vested Account Balances shall be determined (i) as if they had experienced a Termination of Employment on the date of Plan termination; or (ii) if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination. Such benefits shall be paid to the Participants as follows: (i) prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, the Company shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to a Monthly Installment Method of up to 180 months, with amounts credited and debited during the installment period as provided herein; or (ii) prior to a Change in Control, if the Plan is terminated with respect to less than all of its Participants, the Company shall be required to pay such benefits in a lump sum; or (iii) after a Change in Control, if the Plan is terminated with respect to some or all of its Participants, the Company shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Company shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the vested Account Balance in a lump sum or pursuant to a Monthly Installment Method using fewer months (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

13.2 AMENDMENT. The Company may, at any time, amend or modify the Plan in whole or in part with respect to that Company by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section
         13.2 or Section 14.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits

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         under the Plan as of the date of the amendment or modification;
         provided, however, that the Company shall have the right to accelerate installment payments by paying the vested Account Balance in a lump sum or pursuant to a Monthly Installment Method using fewer months (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

13.3 PLAN AGREEMENT. Despite the provisions of Sections 13.1 and 13.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Company may only amend or terminate such provisions with the written consent of the Participant.

13.4 EFFECT OF PAYMENT. The full payment of the Participant's vested Account Balance under Articles 5, 6, 7, 8, 9 or 10 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 14
                                 ADMINISTRATION

14.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 14, this Plan shall be administered by the Chief Administrative Officer of the Company, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

14.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Within one-hundred and twenty (120) days following a Change in Control, an independent third party "Administrator" may be selected by the individual who, immediately prior to the Change in Control, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"), and approved by the Trustee. The Committee, as constituted prior to the Change in Control, shall continue to be the Administrator until the earlier of (i) the date on which such independent third party is selected and approved, or (ii) the expiration of the one-hundred and twenty (120) day period following the Change in Control. If an independent third party is not selected within one-hundred and twenty (120) days of such Change in Control, the Committee, as described in Section 14.1 above, shall be the Administrator. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct

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         the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date and circumstances of the Retirement, Covered Termination, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

14.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company.

14.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

14.5 INDEMNITY OF COMMITTEE. The Company shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

14.6 COMPANY INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Covered Termination, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 15
                          OTHER BENEFITS AND AGREEMENTS

15.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Company. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

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                                   ARTICLE 16
                                CLAIMS PROCEDURES

16.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty
         (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

16.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

                  (iv) an explanation of the claim review procedure set forth in Section 16.3 below; and

                  (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

16.3 REVIEW OF A DENIED CLAIM. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

         (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

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         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

16.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

         (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

         (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

16.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 16 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 17
                                      TRUST

17.1 ESTABLISHMENT OF THE TRUST. The Company shall establish a trust by a trust agreement with a third party, the trustee, (the "Trust"), and the Company shall at least annually transfer over to the Trust such assets as the Company determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, Company Contribution Amounts, and Company Discretionary Match Amounts for such Company's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

17.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, Participants and the creditors of the Company to the assets transferred to the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan.

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17.3       DISTRIBUTIONS FROM THE TRUST. The Company's obligations under the
           Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Company's obligations under this Plan.

                                   ARTICLE 18
                                  MISCELLANEOUS

         18.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

         18.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company. For purposes of the payment of benefits under this Plan, any and all of the Company's assets shall be, and remain, the general, unpledged unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

         18.3 COMPANY'S LIABILITY. The Company's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Company and a Participant. The Company shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

         18.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

         18.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Company and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Company as an Employee or to interfere with the right of the Company to discipline or discharge the Participant at any time.

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         18.6     FURNISHING INFORMATION. A Participant or his or her
                  Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

         18.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

         18.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         18.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

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         18.10    NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                               Countrywide Financial Corporation
                               Attn: Chief Administrative Officer
                               4500 Park Granada
                               Calabasas, California 91302

           Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

           Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

         18.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

         18.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

         18.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

         18.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

         18.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

           made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

         18.16 DISTRIBUTION IN THE EVENT OF TAXATION.

            (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Company shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

            (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

         18.17 INSURANCE. The Company on its own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Company or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Company shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company have applied for insurance.

         18.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company is aware that upon the occurrence of a Change in Control, the Board or the board of directors of the Company (which might then be composed of new members) or a shareholder of the Company, or of any successor corporation might then cause or attempt to cause the Company or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company irrevocably authorizes such Participant to retain counsel of his or her choice at the expense of the Company to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any

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COUNTRYWIDE FINANCIAL CORPORATION
Selected Employee Deferred Compensation Plan
Master Plan Document

         director, officer, shareholder or other person affiliated with the Company or any successor thereto in any jurisdiction.

IN WITNESS WHEREOF, the Company has signed this Plan document as of December 23, 2003.

                        "Company"
                        Countrywide Financial Corporation, a Delaware corporation

                        By: /s/ Thomas H. Boone
                            ----------------------------------------------
                        Title: Senior Managing Director,
                                Chief Administrative Officer

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